HireQuest Announces Increased Quarterly Cash Dividend of $0.06 Per Share

Dividend to be Paid on June 15, 2021, to Shareholders of Record on June 1, 2021

GOOSE CREEK, South Carolina – May 5, 2021 – HireQuest, Inc. (Nasdaq: HQI), a national franchisor of on-demand, temporary, and commercial staffing services, today announced that its Board of Directors has declared an increased quarterly cash dividend of $0.06 per share, representing an annualized dividend yield of 1.3% based on the closing price of the Company’s common stock on May 4, 2021.

“Our franchisees are rebounding well,” commented Rick Hermanns, HireQuest’s CEO. “With the Snelling and Link acquisitions now closed and largely integrated our board has increased our quarterly dividend by 20% based on our continued confidence in our business and expectations regarding the economic recovery.”

The dividend will be paid on June 15, 2021. The record date is June 1, 2021.

The company intends to pay quarterly cash dividends on its common stock each year in March, June, September, and December, subject to final approval by the Board of Directors each quarter after its review of the Company’s financial performance.

About HireQuest

HireQuest, Inc. is a nationwide franchisor that provides on-demand labor and commercial staffing solutions in the light industrial, blue-collar, and commercial segments of the staffing industry for HireQuest Direct, HireQuest, Snelling, and LINK franchised offices across the United States. Through its national network of over 200 franchisee-owned offices in more than 35 states and the District of Columbia, HireQuest provides employment for approximately 60,000 individuals annually that work for thousands of customers in numerous industries including construction, light industrial, manufacturing, hospitality, clerical, medical, travel, and event services. For more information, visit www.hirequest.com.

Important Cautions Regarding Forward-Looking Statements

This news release includes, and the company’s officers and other representatives may sometimes make or provide certain estimates and other forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act, including, among others, statements with respect to future economic conditions, future revenue or sales and the growth thereof; operating results; anticipated benefits of the acquisition of Snelling and/or LINK, or the status of integration of those entities. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will,” and similar references to future periods.

While the company believes these statements are accurate, forward-looking statements are not historical facts and are inherently uncertain. They are based only on the company’s current beliefs, expectations, and assumptions regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. The company cannot assure you that these expectations will occur, and its actual results may be significantly different. Therefore, you should not place undue reliance on these forward-looking statements. Important factors that may cause actual results to differ materially from those contemplated in any forward-looking statements made by the company include the following: the level of demand and financial performance of the temporary staffing industry; the financial performance of the company’s franchisees; changes in customer demand; the effects of any global pandemic including the impact of the novel coronavirus disease ("COVID-19"); the extent to which the company is successful in gaining new long-term relationships with customers or retaining existing ones, and the level of service failures that could lead customers to use competitors’ services; significant investigative or legal proceedings including, without limitation, those brought about by the existing regulatory environment or changes in the regulations governing the temporary staffing industry and those arising from the action or inaction of the company’s franchisees and temporary employees; strategic actions, including acquisitions and dispositions and the company’s success in integrating acquired businesses including, without limitation, successful integration following the acquisitions of Snelling and LINK; disruptions to the company’s technology network including computer systems and software; natural events such as severe weather, fires, floods, and earthquakes, or man-made or other disruptions of the company’s operating systems; and the factors discussed in the “Risk Factors” section and elsewhere in the company’s most recent Annual Report on Form 10-K.

Any forward-looking statement made by the company or its management in this news release is based only on information currently available to the company and speaks only as of the date on which it is made. The company and its management disclaim any obligation to update or revise any forward-looking statement, whether written or oral, that may be made from time to time, based on the occurrence of future events, the receipt of new information, or otherwise, except as required by law.

Company Contact:
Investor Relations Contact:
HireQuest, Inc.
Hayden IR
Cory Smith, CFO
Brett Maas
(800) 835-6755
(646) 536-7331
Email: Cssmith@hirequest.com
Email: brett@haydenir.com